UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 18, 2025

Omega Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40657	81-3247585
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

140 First Street, Suite 501

Cambridge, Massachusetts 02141

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (617) 949-4360

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	OMGA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

Bankruptcy Filing

As previously disclosed, on February 10, 2025, Omega Therapeutics, Inc., a Delaware corporation (the “Company” or “Debtor”), filed a voluntary petition for relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The Debtor’s Chapter 11 case is being administered under the caption and case number, In re Omega Therapeutics, Inc., Case No. 25-10211 (the “Chapter 11 Case”). The Company currently remains in possession of its assets and currently continues to operate its business as a “debtor in possession” under the jurisdiction of the Bankruptcy Court, and in accordance with the applicable provisions of the Bankruptcy Code and the orders of the Bankruptcy Court.

Asset Purchase Agreement

In connection with the Chapter 11 Case, on February 17, 2025, the Debtor filed the Debtor’s Motion for (I) An Order Pursuant to Sections 105, 363, 364, 365, 503 and 507 of the Bankruptcy Code, Bankruptcy Rules 2002, 6004, 6006 and 9007 and Del. Bankr. L.R. 2002-1 and 6004-1 (A) Approving Bidding Procedures for the Sale of Substantially All of the Debtor’s Assets; (B) Approving the Debtor’s Entry Into Stalking Horse APA and Related Bid Protections; (C) Approving Procedures for the Assumption and Assignment or Rejection of Designated Executory Contracts and Unexpired Leases; (D) Scheduling an Auction and Sale Hearing; (E) Approving Forms and Manner of Notice of Respective Dates, Times, and Places in Connection Therewith; and (F) Granting Related Relief; (II) An Order (A) Approving the Sale of the Debtor’s Assets Free and Clear of Claims, Liens, and Encumbrances; and (B) Approving the Assumption and Assignment of Designated Executory Contracts and Unexpired Leases; and (III) Certain Related Relief (Docket No. 51) (the “Motion”). The Motion requests, among other relief, that the Bankruptcy Court issue an order authorizing the Debtor to enter into and perform under an asset purchase agreement (the “Stalking Horse Agreement”) between the Debtor and Pioneering Medicines 08-B, Inc., a Delaware corporation (“PM08-B,” the “Buyer”), an affiliate of Flagship Pioneering, Inc. (“Flagship Pioneering”), subject to the solicitation of higher or otherwise better offers for the Debtor’s assets. The Debtor has retained Triple P Securities, LLC (“Portage Point”) as its proposed investment banker, who will assist the Debtor in marketing any potential sale transaction.

On February 21, 2025, the Debtor and PM08-B formally entered into the Stalking Horse Agreement. Pursuant to the terms of the Stalking Horse Agreement, the Debtor agreed to sell substantially all of its assets to PM08-B for a purchase price in the form of a credit bid of not less than $11,461,086.00 plus the assumption of certain liabilities, subject to higher or otherwise better offers, approval by the Bankruptcy Court and other agreed-upon conditions. Any description herein of the Stalking Horse Agreement is subject to the terms of the Stalking Horse Agreement.

A hearing on the Motion will be held on March 12, 2025, at 1:30 p.m. (ET). Pursuant to the Motion, the proposed bid deadline for potential bidders to submit a proposal to purchase is Tuesday, April 1, 2025, at 5:00 p.m. (ET). An auction, if necessary, is proposed to be held on Thursday, April 3, 2025, at 10:00 a.m. (ET). A Sale Hearing is proposed to be held on Thursday, April 10, 2025.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 18, 2025, Company received written notice (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that Nasdaq had determined to delist the Company’s common stock, par value $0.001 per share (the “Common Stock”). Nasdaq reached its decision that the Company is no longer suitable for listing pursuant to Nasdaq Listing Rules 5101, 5110(b), and IM-5101-1 as a result of the Company’s commencement of the Chapter 11 Case on February 10, 2025. The Notice also indicated that concerns about the Company’s ability to sustain compliance with all requirements for continued listing on Nasdaq, including Listing Rule 5450(a)(1), served as an additional and separate basis for the delisting decision. The Company does not intend to appeal the delisting determination.

The Notice states that trading of the Common Stock will be suspended at the opening of business on February 25, 2025, and a Form 25-NSE will be filed with the U.S. Securities and Exchange Commission, which will remove the Common Stock from listing and registration on Nasdaq.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including, but not limited to, statements regarding the hearing on the Motion, the suspension of trading of the Common Stock, the filing of the Form 25-NSE, the delisting of the Common Stock, the Company’s decision not to appeal the delisting determination and the timing of any of the foregoing. The timing of events could differ materially from those anticipated in such forward-looking statements as a result of important risks and uncertainties, including without limitation risks and uncertainties relating to the business of the Company is contained in the Company’s most recent annual report on Form 10-K and the Company’s quarterly reports on Form 10-Q filed with the Securities and Exchange Commission. The Company undertakes no duty or obligation to update any forward-looking statements contained in this report as a result of new information, future events or changes in its expectations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMEGA THERAPEUTICS, INC.

Date: February 24, 2025	By:	/s/ Kaan Certel, Ph.D.
Kaan Certel, Ph.D.
President and Chief Executive Officer